ASSIGNMENT FOR SECURITY OF
                          PATENTS, TRADEMARKS AND COPYRIGHTS
                          ----------------------------------


               THIS ASSIGNMENT FOR SECURITY OF PATENTS, TRADEMARKS AND COPYRIGHTS (this "ASSIGNMENT") is made as of the 27th day of February, 1998 by and among:

               LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, LUND ACQUISITION CORP., a Minnesota corporation, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, BELMOR AUTOTRON CORP., a Delaware corporation, DFM CORP., an Iowa corporation, BAC ACQUISITION CO., a Delaware corporation, TRAILMASTER PRODUCTS, INC., a Delaware corporation, DELTA III, INC., a Delaware corporation, (each an "ASSIGNOR" and, collectively, "ASSIGNORS"), and

               HELLER FINANCIAL, INC., a Delaware corporation, as Agent for the benefit of the Lenders defined below (in such capacity, "AGENT").

                                 W I T N E S S E T H
                                 - - - - - - - - - -

               WHEREAS, pursuant to a certain Credit Agreement of even date herewith among Assignors, certain affiliates of Assignors, Agent and certain financial institutions from time to time party thereto (collectively, "LENDERS") (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), Lenders have agreed to make certain loans and extend certain other financial accommodations to certain Assignors; and

               WHEREAS,   certain  Assignors  and   certain  affiliates  of
          Assignors and Agent are parties to that certain Security Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "SECURITY AGREEMENT");

               WHEREAS, the pursuant to the Security Agreement, Assignors have granted to Agent, for the benefit of Lenders, a continuing security interest in all the assets of Assignors, including, without limitation, all right, title and interest of each Assignor in, to and under all now owned and hereafter acquired Intellectual Property (as defined in the Security Agreement) together with all proceeds thereof;

               NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignor jointly and severally agrees as follows:

               Section 1.     Incorporation of Credit Agreementand Security
                              ---------------------------------------------
          Agreement  Definitions. The Credit Agreement and Security Agreement
          ----------------------
          and the provisions of each of them are hereby incorporated herein in their entirety by this reference thereto. Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Security Agreement.

               Section 2.     Assignment for Security.
                              -----------------------

                    (a) To secure the complete and timely payment and satisfaction of the Obligations, each Assignor hereby grants to Agent for the benefit of Lenders a continuing security interest in all of such Assignor's right, title and interest in, to and under all of its now owned or existing and hereafter acquired or arising:

                         (i) patents, patent applications and patent licenses, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents, patent applications and patent licenses listed on Schedule 1 attached hereto and made a part
                             ----------
          hereof and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing and all rights corresponding to any of the foregoing throughout the world and all goodwill associated with and symbolized by any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "PATENTS");

                         (ii) copyrights,    rights   and    interests   in
          copyrights,   works   protectable   by    copyrights,   copyright
          registrations  copyright  applications  and  copyright  licenses,
          including,  without  limitation,  the   copyright  registrations,
          applications and  licenses listed  on Schedule 2  attached hereto
                                                ----------
          and made a part hereof and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing and all rights corresponding to any of the foregoing throughout the world and all goodwill associated with and symbolized by any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "COPYRIGHTS"); and

                         (iii)     trademarks,   trade   names,   corporate
          names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or
          appear,   all   registrations   and   recordings   thereof,   all
          applications and licenses in connection therewith, including, without limitation, the trademarks, applications and licenses listed on Schedule 3 attached hereto and made a part hereof and
                      ----------
          renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing and all rights corresponding to any of the foregoing throughout the world and all goodwill associated with and symbolized by any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "TRADEMARKS").

                    (b) In addition to, and not by way of limitation of, all other rights granted to Agent for the ratable benefit of Lenders under the Credit Agreement, the Security Agreement, this Assignment and all other Loan Documents, as collateral security for the complete payment when due of all Obligations under the Credit Agreement and the other Loan Documents, each Assignor hereby sells, assigns, grants, conveys, transfers and sets over to Agent, for the use and benefit of Lenders, upon the occurrence of an Event of Default, any and all rights of such Assignor under any license and any license agreement with any other party, whether such Assignor is a licensor or licensee under such license agreement and the right to prepare for sale, sell and advertise for sale, all Collateral now or hereafter owned by such Assignor and now or hereafter covered by such license and agrees that it will not take any unreasonable action, or permit any unreasonable action to be taken by others subject to its control, including licensees, or fail to take any reasonable action, which could affect the validity or enforcement of the rights transferred to Agent under this Assignment which rights are material to the conduct of such Assignor's business. Each Assignor hereby covenants that it will promptly notify Agent if any Patent, Copyright or Trademark shall at any time hereafter become subject to such license agreement and that it will promptly provide Agent with full identification thereof and with such further documentation as Agent may reasonably request to accomplish or assure the accomplishment of the purpose of this subsection.

               Section 3.  Licenses.  Each Assignor hereby agrees that the
                           --------
          use by Agent, on behalf of Lenders, of all Patents, Copyrights and Trademarks as described above shall be worldwide, to the extent possessed by Assignors, and is granted free of charge, without requirement that any monetary payment whatsoever (including, without limitation, any royalty, license fee or other related charges) be made to Assignor or any other Person by Agent or any Lender (except that if Agent shall receive proceeds from the disposition of any such property, such proceeds shall be applied to the Obligations). The term of the assignments and grant of security interest granted herein shall extend until the earlier of: (x) expiration of each of the respective Patents, Copyrights and Trademarks assigned hereunder, or (y) the Obligations have been finally paid in full in cash and the Credit Agreement and the commitments to make loans and issue Lender Letters of Credit or Risk Participation Agreements thereunder terminated.

               Section 4.     Reports of Applications.  The Patents,
                              -----------------------
          Copyrights  and  Trademarks  constitute   all  of  the  federally
          registered patents, copyrights and trademarks, and applications therefor now owned by each Assignor. Each Assignor shall provide Agent on a quarterly basis with a list of all new federally registered patents, copyrights and trademarks and federal applications for letters patent, copyright registrations and trademark registrations and licences, if any, which new patents, copyrights, trademarks, licenses and applications shall be subject to the terms and conditions of the Security Agreement and this Assignment.

               Section 5.     Effect on Security Agreement; Cumulative
                              ----------------------------------------
          Remedies.  Assignor acknowledges and agrees that this Assignment
          --------
          is not intended to limit or restrict in any way the rights and remedies of Agent under the Security Agreement but rather is intended to supplement and facilitate the exercise of such rights and remedies. All of the rights and remedies of Agent with respect to the Patents, Copyrights and Trademarks, whether established hereby, by the Security Agreement, by any other agreements, or by law, shall be cumulative and may be exercised singularly or concurrently. Notwithstanding any provision herein contained to the contrary, Agent shall not have the right to use and enforce the Patents, Copyrights and Trademarks unless and until the occurrence of an Event of Default, and until the occurrence of an Event of Default Assignor shall have all of such rights.

               Section 6.     Binding Effect; Benefits.  This Assignment
                              ------------------------
          shall be binding upon each Assignor and its respective successors and assigns, and shall inure to the benefit of Agent for the benefit of Lenders and its successors and assigns whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.

               Section 7.    Applicable Law; Severability.  THIS ASSIGNMENT
                             ----------------------------
          SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH ALL OF THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN NEW YORK AND BY THE OTHER INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT FOR THE PERFECTION AND ENDORSEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS, WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS OR, AS APPLICABLE, BY THE LAWS OF THE UNITED STATES OF AMERICA. WHENEVER POSSIBLE, EACH PROVISION OF THIS ASSIGNMENT SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ASSIGNMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS ASSIGNMENT.

               Section 8.    Consent to Jurisdiction.  EACH ASSIGNOR HEREBY
                             -----------------------
          CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS
          AGREEMENT  OR THE  CREDIT AGREEMENT  SHALL BE  LITIGATED IN  SUCH
          COURTS.    EACH ASSIGNOR  EXPRESSLY SUBMITS  AND CONSENTS  TO THE
          JURISDICTION OF  THE AFORESAID COURTS  AND WAIVES ANY  DEFENSE OF
          FORUM NON  CONVENIENS.   EACH  ASSIGNOR  HEREBY  WAIVES  PERSONAL
          ----- ---  ----------
          SERVICE  OF ANY AND  ALL PROCESS AND AGREES THAT ALL SUCH SERVICE
          OF PROCESS  MAY  BE MADE  UPON SUCH  ASSIGNOR   BY  CERTIFIED  OR
          REGISTERED  MAIL,  RETURN  RECEIPT   REQUESTED, ADDRESSED TO SUCH
          ASSIGNOR AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETED WITHIN TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

               Section 9.     Jury Trial Waiver.  EACH ASSIGNOR AND AGENT
                              -----------------
          HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE LOAN DOCUMENTS. EACH ASSIGNOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH ASSIGNOR AND AGENT HEREBY WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                              [Signature Page to Follow]

               IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date first above written.

                                        LUND INDUSTRIES, INCORPORATED


                                        By:   /s/ Ira D. Kleinman
                                           -----------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                                        DEFLECTA-SHIELD CORPORATION


                                        By:    /s/ Ira D. Kleinman
                                           -----------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                                        BELMOR AUTOTRON CORP.


                                        By:    /s/ Ira D. Kleinman
                                           -----------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                                        DFM CORP.


                                        By:    /s/ Ira D. Kleinman
                                           ------------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                                        LUND ACQUISITION CORP.


                                        By:    /s/ Ira D. Kleinman
                                           -------------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                     [Signatures Continued on the Following Page]
                [Signature Page to Assignment for Security of Patents,
                              Trademarks and Copyrights]

                                        BAC ACQUISITION CO.


                                        By:   /s/ Ira D. Kleinman
                                           -----------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                                        TRAILMASTER PRODUCTS, INC.


                                        By:    /s/ Ira D. Kleinman
                                           ----------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors


                                        DELTA III, INC.


                                        By:    /s/ Ira D. Kleinman
                                           ---------------------------
                                        Name:  Ira D. Kleinman
                                        Title: Chairman of the Board of
                                                 Directors

                                        Address for each of the foregoing
                                          corporations:
                                        911 Lund Boulevard
                                        Anoka, Minnesota 55303


                                        HELLER FINANCIAL, INC., as Agent


                                        By:   /s/ Daniel J. Marszalek
                                           ------------------------------
                                             Name:  Daniel J. Marszalek
                                             Title: Senior Vice President

                                             Address: 500 West Monroe Street
                                                      Chicago, Illinois 60661





                [Signature Page to Assignment for Security of Patents,
                              Trademarks and Copyrights]

          STATE OF NEW YORK   )
                              )  SS
          COUNTY OF NEW YORK  )


               I, Santa A. Bonsignore, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that IRA D. KLEINMAN, personally known to me to be the Chairman of the Board of
          Directors  of each  of   DEFLECTA-SHIELD CORPORATION,  a Delaware
          corporation,   LUND   INDUSTRIES,   INCORPORATED,   a   Minnesota
          corporation, BELMOR AUTOTRON CORP., a Delaware corporation, DFM CORP., an Iowa corporation, LUND ACQUISITION CORP., a Minnesota
          corporation,  BAC   ACQUISITION  CO.,  a   Delaware  corporation,
          TRAILMASTER PRODUCTS, INC., a Delaware corporation, and DELTA III, INC., a Delaware corporation, the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the Chairman of the Board of Directors of each such corporations described in and which executed the foregoing instrument; that said instrument is signed on behalf of each such corporation by order its respective Board of Directors; and that he acknowledged said instrument to be the free act and deed of each such corporations.

               GIVEN under my hand and notarial seal this 27th day of February, 1998.


                                             Santa A. Bonsignore
                                        ____________________________
                                             Notary Public

                                        My commission expires: 8/31/99

                                        ____________________________

          STATE OF NEW YORK   )
                              )  SS
          COUNTY OF NEW YORK  )


                    I, Margaret A. DeSanto, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Daniel J. Marszalek, personally known to me to be the Senior Vice President of Heller Financial, Inc., the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the officer of such corporation described in and which executed the foregoing instrument; that said instrument is signed on behalf of such corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of such corporation.

                    GIVEN under my hand and notarial seal this 23rd day of February, 1998.



                                             Margaret A. DeSanto
                                        __________________________
                                             Notary Public

                                        My commission expires:  12/31/99

                                        _________________________

                                      SCHEDULE 1
                                      ----------


                                       PATENTS
                                       -------

                                                       Related Foreign
          U.S. Patent No.          Date Issued         Patents
          ---------------          -----------         ---------------







                                 PATENT APPLICATIONS
                                 -------------------


          U.S. Patent Application No.             Date Applied
          ---------------------------             ------------






                                   PATENT LICENSES
                                   ---------------

                                      SCHEDULE 2
                                      ----------


                               COPYRIGHT REGISTRATIONS
                               -----------------------

          Registration No.                        Date
          ----------------                        ----

                              See Attached






                                COPYRIGHT APPLICATIONS
                                ----------------------

          Copyright Description    Copyright Application No.     Date Applied
          ---------------------    -------------------------     ------------

                                   None





                                  COPYRIGHT LICENSES
                                  ------------------

                                  None

                                      SCHEDULE 3
                                      ----------


                               TRADEMARK REGISTRATIONS
                               -----------------------

          Mark                Registration No.              Date
          ----                ----------------              ----






                                TRADEMARK APPLICATIONS
                                ----------------------

          Mark           Trademark Application No.     Date Applied
          ----           -------------------------     ------------






                                  TRADEMARK LICENSES
                                  ------------------